UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Designed to provide dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

January 31, 2012

Fund Name	Ticker Symbol
Municipal Total Return Managed Accounts Portfolio	NMTRX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. It enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Marty Doyle, CFA, who has 20 years of investment experience and has managed the Portfolio since its inception in 2007. Here Marty discusses the Portfolio’s investment strategy and its performance over the six-month period ended January 31, 2012.

How did the Portfolio perform during the six-month period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Portfolio for the six-month, one-year and since inception periods ended January 31, 2012. The Portfolio’s Class A Share total returns at net asset value are compared with the performance of a corresponding market index. The Portfolio outperformed the Barclays Capital 7-Year Municipal Bond Index during the six-month reporting period. A more detailed account of the Portfolio’s performance is provided later in this report.

What strategies were used to manage the Portfolio during the reporting period? How did these strategies influence performance?

The Portfolio uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), high yield, and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities. This investment strategy did not change during the reporting period.

The Portfolio’s diversified yield curve positioning was one factor that contributed to the relative outperformance experienced over the period. We also increased the Portfolio’s exposure to mid-investment grade (A and BBB rated) bonds that offered solid total return and income potential, especially in a lower yield environment. Additionally, we continued to selectively add to the Portfolio’s high yield exposure, which added to the Portfolio’s relative performance. Throughout the period, we gradually increased our exposure to longer duration securities and sought improved call protection to increase the Portfolio’s income sustainability, while trying to minimize potential duration volatility and enhance

Nuveen Investments	5

long-term return prospects. Replacing older, lower-yielding investments that were called or matured, and selling other holdings at opportune times, allowed us to utilize the comparatively steep yield curve and take advantage of attractive situations in the market to boost relative performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The fund’s potential use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the fund’s exposure to volatility and interest rate risk.

6	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

This Fund is a specialized municipal bond portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund shares have no sales charge. Fund returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus.

Municipal Total Return Managed Accounts Portfolio

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class I Shares	9.48%	18.26%	7.03%
Barclays Capital 7-Year Municipal Bond Index***	5.95%	11.78%	6.31%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class I Shares	7.75%	13.43%	6.49%

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratio	Net Expense Ratio
Class I Shares	0.09%	0.01%

The Adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

*	Six-Month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 5/31/07.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

Yields (Unaudited) as of January 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class I Shares	4.86%	3.91%	5.43%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

8	Nuveen Investments

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Bond Credit Quality1

Portfolio Composition[1]
Health Care	17.8%
Tax Obligation/Limited	17.6%
Education and Civic Organizations	16.8%
Tax Obligation/General	16.0%
Transportation	8.1%
Water and Sewer	7.2%
Utilities	6.5%
Short-Term Investments	0.1%
Other	9.9%

States[1]
Illinois	12.5%
California	11.8%
Texas	8.8%
Florida	7.4%
Pennsylvania	5.2%
North Carolina	4.6%
New York	4.5%
Washington	3.0%
Indiana	2.5%
Colorado	2.5%
Wisconsin	2.5%
Georgia	2.3%
Massachusetts	2.2%
New Jersey	2.0%
Missouri	1.9%
Virgin Islands	1.8%
Maryland	1.8%
Idaho	1.8%
Kentucky	1.6%
Arizona	1.5%
Utah	1.4%
Kansas	1.3%
Rhode Island	1.3%
Other	13.8%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

Nuveen Investments	9

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,094.80	$1,025.14
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six-month period.

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 96.6%

	Alabama – 0.7%

$850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1		$995,537

500	Auburn University, Alabama, General Fee Revenue Bonds, Series 2011A, 5.000%, 6/01/41	6/21 at 100.00	Aa2		561,585
1,350	Total Alabama				1,557,122
	Alaska – 0.4%

145	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2006-2, 5.500%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA		160,132

720	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1		707,501
865	Total Alaska				867,633
	Arizona – 1.4%

410	Arizona School Facilities Board, School Improvement Revenue Bonds, Series 2004A, 5.500%, 7/01/14 - AMBAC Insured	No Opt. Call	AA		439,762

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(4)	1,467,771

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 18.210%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1		693,160

345	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.625%, 3/01/31	3/21 at 100.00	BB+		369,988

75	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		74,888
2,525	Total Arizona				3,045,569
	California – 11.4%

500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A–		549,715

1,200	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA		1,267,380

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.600%, 10/01/16 (IF)	No Opt. Call	Aa1		752,620

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A		1,144,750

100	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 1993A, 5.400%, 5/01/28 (ETM)	5/12 at 100.00	AA+	(4)	100,419

1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	Baa2		1,577,775

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A2		652,895

1,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.500%, 4/01/33	4/19 at 100.00	A1		1,231,760

90	California State, General Obligation Veterans Bonds, Refunding Series 2005CB, 5.050%, 12/01/36 (Alternative Minimum Tax)	6/15 at 100.00	AA		91,692

720	California, Various Purpose General Obligation Bonds, Series 1997, 5.625%, 10/01/21 – BHAC Insured	4/12 at 100.00	AA+		726,106

1,000	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/21	No Opt. Call	A		585,900

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	No Opt. Call	AA–		$1,243,270

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,100	5.000%, 6/01/17	6/12 at 100.00	A2		1,100,110
200	5.000%, 6/01/45	6/15 at 100.00	A2		200,686
135	4.625%, 6/01/45 – RAAI Insured	No Opt. Call	A2		127,549

1,000	Long Beach, California, Harbor Revenue Bonds, Series 2005A, 5.000%, 5/15/23 – NPFG Insured (Alternative Minimum Tax)	5/15 at 100.00	AA		1,068,070

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA		1,143,110

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2008A-2, 5.250%, 7/01/32	No Opt. Call	AA–		568,175

500	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R		482,850

85	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–		96,489

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB		1,022,360

1,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2004C, 5.500%, 8/01/24 – NPFG Insured	8/12 at 102.00	AA–		1,043,190

850	Public Utilities Commission of the City and County of San Francisco, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AA–		941,367

1,000	San Gorgonio Memorial Healthcare District, Riverside County, California, General Obligation Bonds, Series 2009C, 7.000%, 8/01/27	8/17 at 100.00	A3		1,152,930

1,275	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA–	(4)	1,569,308

2,000	Santa Monica Community College District, Los Angeles County, California, Certificates of Participation, Refunding Series 2004A, 5.000%, 2/01/27 – AMBAC Insured	2/14 at 100.00	N/R		2,071,260

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
500	7.125%, 9/01/26	9/21 at 100.00	BBB+		567,845
500	7.400%, 9/01/32	9/21 at 100.00	BBB+		560,105

750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+		834,908
22,580	Total California				24,474,594
	Colorado – 2.4%

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	N/R		1,033,330

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB+		527,005

75	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/15	No Opt. Call	BBB		80,384

530	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 – AMBAC Insured	No Opt. Call	A+		567,524

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB		313,344

535	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		561,338

12	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R		$515,025

1,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3		1,122,890

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R		511,870
4,940	Total Colorado				5,232,710
	Connecticut – 0.4%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.799%, 7/01/16 (IF)	No Opt. Call	AAA		908,956
	District of Columbia – 0.2%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/12 at 100.00	Baa1		455,306
	Florida – 7.1%

1,440	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 5.250%, 9/01/30	No Opt. Call	BBB		1,353,686

25	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R		24,834

300	Brevard County, Florida, South Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007, 5.000%, 7/01/13 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	319,761

105	Brevard County, Florida, South Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007, 5.000%, 7/01/22 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	A3	(4)	124,475

	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B:
1,000	5.000%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–		1,115,860
1,250	4.625%, 9/01/27 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–		1,317,250

500	Crystal River, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2002, 5.000%, 10/01/25 – AMBAC Insured	10/12 at 100.00	N/R		504,165

750	Florida Board of Education, Lottery Revenue Bonds, Series 2006A, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 101.00	AAA		828,840

330	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+		357,007

2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.125%, 6/01/27 (Alternative Minimum Tax)	6/21 at 100.00	AA+		2,281,580

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R		906,284

2,000	Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Series 2006A, 5.000%, 9/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/16 at 100.00	AA		2,128,400

1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 5.250%, 8/01/21	8/20 at 100.00	A		1,148,780

250	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Aiport, Series 2005B, 5.000%, 10/01/12 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A2		257,185

60	Okaloosa County Gas District, Florida, Gas System Revenue Bonds, Series 2005A, 4.400%, 10/01/29 – AMBAC Insured	10/14 at 100.00	A+		61,584

1,600	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2012B, 5.000%, 7/01/22 – AGM Insured	7/21 at 100.00	AA–		1,840,944

400	Sanibel, Florida, General Obligaiton Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R		404,644

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$75	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	$78,872

170	The City of Miami, Florida, Special Revenue Refunding Bonds, Series 1987, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	BBB	146,152

75	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	32,032
14,215	Total Florida			15,232,335
	Georgia – 2.2%

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	Aa3	714,240

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009A:
500	6.000%, 11/01/22	11/19 at 100.00	A1	624,455
500	6.000%, 11/01/24	11/19 at 100.00	A1	616,315

1,500	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	N/R	1,501,830

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	541,030

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	822,315
4,400	Total Georgia			4,820,185
	Guam – 0.9%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 4.500%, 7/01/18	No Opt. Call	Ba2	1,016,690

315	Guam Government, General Obligation Bonds, 2009 Series A, 5.750%, 11/15/14	No Opt. Call	B+	329,219

500	Guam International Airport Authority, Revenue Bonds, Series 2003C, 5.375%, 10/01/19 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	BBB	516,050
1,815	Total Guam			1,861,959
	Hawaii – 0.7%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Refunding Series 2007B, 4.600%, 5/01/26 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	1,505,475
	Idaho – 1.7%

750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	883,215

1,000	Idaho Housing and Finance Association, Economic Development Facilities Recovery Zone Revenue Bonds, TDF Facilities Project, Series 2010A, 6.500%, 2/01/26	2/21 at 100.00	A	1,112,250

110	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1, 6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	Aa1	115,678

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mittigation Series 2012A:
430	4.750%, 9/01/25 (WI/DD, Settling 2/08/12)	9/22 at 100.00	Baa1	449,952
1,070	4.600%, 9/01/27 (WI/DD, Settling 2/08/12)	9/22 at 100.00	Baa1	1,084,210
3,360	Total Idaho			3,645,305
	Illinois – 12.1%

1,000	Berwyn, Illinois, General Obligation Bonds, Refunding Series 2004, 5.000%, 12/01/13 – AMBAC Insured	No Opt. Call	N/R	1,058,440

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	1,106,660

1,085	Chicago State University, Illinois, Auxiliary Facilities System Revenue Bonds, Series 1998, 5.500%, 12/01/23 – NPFG Insured	No Opt. Call	BBB	1,303,996

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	$501,585

	Community College District 537, Macon, Christian, Dewitt, Logan, Moultrie, Pliatt, Sangamon and Shelby Counties, Illinois, General Obligation Bonds, Richland Community College, Series 2011:
400	5.250%, 11/01/20	No Opt. Call	AA	464,548
760	5.250%, 11/01/21	No Opt. Call	AA	884,518

500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	532,215

1,000	Illinois Development Finance Authority, Revenue Bonds, St Vincent De Paul Center, Series 2000A, 1.400%, 11/15/39 (Mandatory put 2/28/13)	No Opt. Call	AA+	1,011,740

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	1,041,560

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	A–	846,983

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	674,765

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	1,033,710

1,000	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2008B, 1.200%, 12/01/46 (Mandatory put 3/01/13)	No Opt. Call	AAA	1,011,100

990	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,105,137

150	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/35 – NPFG Insured	5/17 at 100.00	BBB	153,804

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB–	751,520

665	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	697,944

1,000	Illinois State, Sales Tax Revenue Bonds, Series 2004, 5.000%, 6/15/27	6/14 at 100.00	AAA	1,048,850

630	Markham, Cook County, Illinois, General Obligation Bonds, Library Purpose Series 2005B, 5.250%, 1/01/18 – RAAI Insured	No Opt. Call	N/R	668,310

	Markham, Illinois, General Obligation Bonds, Series 2008A:
455	4.750%, 2/01/17	No Opt. Call	BBB	484,102
355	4.750%, 2/01/18	No Opt. Call	BBB	376,854
400	6.000%, 2/01/25	2/18 at 100.00	BBB	427,992

1,220	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	1,231,248

500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	712,645

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
195	3.000%, 6/01/12	No Opt. Call	A	196,447
1,250	5.000%, 6/01/18	No Opt. Call	A	1,409,700

250	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	302,348

2,100	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/29 – NPFG Insured	No Opt. Call	AA	2,772,105

750	Southwestern Illinois Development Authority, Local Goverment Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	No Opt. Call	AA–	845,783

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2012C, 5.000%, 4/01/26	No Opt. Call	Aa2	$1,162,600
23,255	Total Illinois			25,819,209
	Indiana – 2.5%

250	Central Nine Career Charter School Building Corporation, Indiana, General Obligation Bonds, Series 2007, 5.500%, 1/15/17	No Opt. Call	A	291,893

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	1,116,540

885	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	942,083

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	549,607

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Union Hospital, Series 1993, 5.125%, 9/01/18	3/12 at 100.00	Baa2	1,001,580

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	A+	285,843

855	Portage Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2008, 5.250%, 1/15/19 – CIFG Insured	1/18 at 100.00	AA–	954,847

100	Tri-Creek Middle School Building Corporation, Indiana, First Mortgage Bonds, Series 2008, 6.000%, 1/15/16 – AGM Insured	No Opt. Call	AA+	119,477
4,865	Total Indiana			5,261,870
	Iowa – 0.4%

745	Des Moines, Iowa, Aviation System Revenue Bonds, Refunding Capital Loan Notes Series 2010B, 5.750%, 6/01/33 – AGM Insured (Alternative Minimum Tax)	6/20 at 100.00	AA–	821,310
	Kansas – 1.2%

1,240	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.375%, 3/01/30	3/20 at 100.00	A+	1,358,073

1,250	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2011D, 6.000%, 5/01/12	No Opt. Call	N/R	1,250,513
2,490	Total Kansas			2,608,586
	Kentucky – 1.6%

500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	559,320

1,000	Pikeville, Kentucky, Educational Facilities Revenue Bond, Pikeville College of Osteopathic Medicine, Bond Anticipation Notes, Series 2011, 4.000%, 5/01/13	No Opt. Call	N/R	1,019,050

1,570	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 5.250%, 3/01/19	No Opt. Call	A3	1,796,237
3,070	Total Kentucky			3,374,607
	Louisiana – 0.2%

430	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	433,956
	Maryland – 1.7%

110	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	103,008

300	Maryland Community Development Administration, Residential Revenue Bonds, Series 1999D, 5.250%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	Aa2	300,366

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$260	Maryland Community Development Administration, Residential Revenue Bonds, Series 2001B, 5.375%, 9/01/22 (Alternative Minimum Tax)	3/12 at 100.00	Aa2	$260,281

1,000	Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Public Health Laboratory Project, Series 2011, 4.000%, 6/01/29	No Opt. Call	AA+	1,072,840

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	528,310

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005:
155	4.000%, 7/01/17 – RAAI Insured	7/14 at 100.00	N/R	155,279
1,405	5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,227,830
3,730	Total Maryland			3,647,914
	Massachusetts – 2.1%

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.000%, 4/01/31	4/21 at 100.00	AA–	1,113,810

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB	876,653

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	2,997

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.995%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	782,309

1,675	Massachusetts State, General Obligation Bonds, Refunding Series 2012A, 0.640%, 2/01/16	8/15 at 100.00	AA+	1,675,000
4,260	Total Massachusetts			4,450,769
	Michigan – 1.2%

250	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/14 – SYNCORA GTY Insured	4/13 at 100.00	BB	240,885

	Detroit, Michigan, General Obligation Bonds, Series 2004B-1:
595	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	BB	572,949
100	4.000%, 4/01/14 – AMBAC Insured	No Opt. Call	BB	94,314

500	Michigan Finance Authoirty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	BB	507,655

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	A3	838,350

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	276,801
2,495	Total Michigan			2,530,954
	Minnesota – 0.6%

55	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 4.150%, 4/01/12	No Opt. Call	BBB	55,214

500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 3.750%, 7/01/15	No Opt. Call	N/R	510,775

835	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Refunding Series 1997A, 5.700%, 11/01/15 – ACA Insured	5/12 at 100.00	BB+	835,877
1,390	Total Minnesota			1,401,866
	Missouri – 1.9%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,110,000

900	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.500%, 9/01/20	9/13 at 100.00	BBB+	944,289

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	No Opt. Call	A–	$1,059,120

600	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.750%, 6/01/34	No Opt. Call	A–	625,788

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	266,818
3,787	Total Missouri			4,006,015
	Nebraska – 0.3%

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	559,020
	Nevada – 1.0%

815	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2007A1, 5.000%, 7/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	Aa3	903,216

1,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/28 – NPFG Insured	5/16 at 100.00	A+	1,064,190

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	100,942
1,915	Total Nevada			2,068,348
	New Jersey – 2.0%

	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2004:
750	5.250%, 12/01/18 – AMBAC Insured	12/14 at 100.00	N/R	799,620
1,100	5.250%, 12/01/20 – AMBAC Insured	12/14 at 100.00	N/R	1,161,919

310	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34	6/14 at 100.00	BBB	321,895

1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Refunding Series 2007B, 4.800%, 7/01/13	No Opt. Call	BBB–	1,036,480

50	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007U, 5.000%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	51,057

805	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008X, 5.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	862,485
4,015	Total New Jersey			4,233,456
	New Mexico – 0.5%

250	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Series 2007A, 5.150%, 6/01/37 – FGIC Insured (Alternative Minimum Tax)	6/12 at 100.00	BBB–	231,193

715	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2008-A2, 5.600%, 1/01/39 (Alternative Minimum Tax)	1/18 at 102.00	AA+	769,941
965	Total New Mexico			1,001,134
	New York – 4.4%

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	1,187,310

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	No Opt. Call	BBB–	683,721

250	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	308,420

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	99,860

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB–		$1,018,600

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.374%, 10/01/16 (IF)	No Opt. Call	AA+		659,400

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA		693,590

185	New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, Series 87, 5.150%, 4/01/17	3/12 at 100.00	Aa1		188,609

500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		530,030

930	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/19	No Opt. Call	AA–		988,934

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty-Ninth Series 2011, 5.000%, 10/15/24 (Alternative Minimum Tax)	10/21 at 100.00	Aa2		1,473,863

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA		491,720

1,000	Syracuse, New York, General Obligation Bonds, Airport Terminal Security Access Improvement Series 2011A, 5.000%, 11/01/36 (Alternative Minimum Tax)	11/21 at 100.00	A1		1,047,490
8,340	Total New York				9,371,547
	North Carolina – 4.5%

100	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/21	10/17 at 100.00	N/R		99,022

1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3		1,106,820

665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 14.136%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA		948,536

2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/34 (UB) (5)	1/19 at 100.00	AA–		2,180,220

2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Series 2011A, 5.000%, 1/15/31	1/21 at 100.00	AA–		2,215,120

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		453,604

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–		581,900

340	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.376%, 6/01/18 (IF)	No Opt. Call	AA		462,842

740	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.500%, 10/01/17 (Pre-refunded 10/01/13) – RAAI Insured	10/13 at 100.00	N/R	(4)	797,779

500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/19	1/18 at 100.00	A		599,660

100	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15 – AMBAC Insured	4/14 at 100.00	N/R		104,030
8,295	Total North Carolina				9,549,533

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Dakota – 0.2%

$340	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/29	7/16 at 100.00	BBB+		$341,646

150	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.250%, 7/01/16	No Opt. Call	BBB+		165,591
490	Total North Dakota				507,237
	Ohio – 0.5%

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
70	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(4)	75,652
70	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(4)	75,652

750	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/23	12/18 at 100.00	A3		889,845
890	Total Ohio				1,041,149
	Oklahoma – 0.6%

1,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2011B, 5.000%, 1/01/26	No Opt. Call	AA–		1,208,020
	Oregon – 0.5%

1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 5.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+		1,131,370
	Pennsylvania – 5.1%

1,980	Blair County, Pennsylvania, General Obligation Bonds, Series 2001A, 5.375%, 8/01/16 – AMBAC Insured	No Opt. Call	N/R		2,293,771

500	Delaware County Authority, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/25	6/17 at 100.00	BBB		508,150

	Harrisburg, Dauphin County, Pennsylvania, General Obligation Refunding Bonds, Series 1997D:
30	0.000%, 3/15/15 – AMBAC Insured	No Opt. Call	N/R		23,210
1,200	0.000%, 3/15/17 – AMBAC Insured	No Opt. Call	N/R		773,304

1,250	Lackawanna County, Pennsylvania, General Obligation Notes, Series 2009B, 6.000%, 9/15/32 – AGC Insured	9/19 at 100.00	AA–		1,393,238

1,250	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Refunding Series 2011, 5.500%, 7/01/26	7/21 at 100.00	A		1,462,713

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 5.000%, 1/01/14	No Opt. Call	Baa3		522,955

1,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Refunding Bonds, Aqua Pennsylvania, Inc. Project, Series 2010A, 5.000%, 12/01/34 (Alternative Minimum Tax)	12/20 at 100.00	AA–		1,081,870

375	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Aa1		416,801

310	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+		323,631

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		1,067,370

870	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	No Opt. Call	A2		980,899
10,265	Total Pennsylvania				10,847,912
	Puerto Rico – 0.4%

300	Puerto Rico Highway and Transportation Authority, Grant Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/16 – NPFG Insured	No Opt. Call	A+		315,744

500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A3		571,635
800	Total Puerto Rico				887,379

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 1.2%

$970	Pawtucket Housing Authority, Rhode Island, Capital Fund Housing Revenue Bonds, Series 2010, 5.500%, 9/01/29	9/20 at 103.00	AA	$1,132,359

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	277,748

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
955	6.000%, 6/01/23	6/12 at 100.00	Baa1	959,393
150	6.125%, 6/01/32	6/12 at 100.00	BBB	150,128
75	6.250%, 6/01/42	6/12 at 100.00	Ba1	75,000
2,400	Total Rhode Island			2,594,628
	South Carolina – 1.2%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30	12/16 at 100.00	A1	536,850

500	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/26	11/21 at 100.00	AA–	578,705

400	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2008A-3, 5.250%, 1/01/19	1/18 at 100.00	A–	470,604

740	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+	783,823

250	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	275,735
2,390	Total South Carolina			2,645,717
	South Dakota – 0.1%

210	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002B, 6.500%, 6/01/32	6/12 at 101.00	A3	215,947
	Tennessee – 1.1%

1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R	1,103,950

100	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx., Series 2002, 5.050%, 9/01/12	No Opt. Call	Baa1	102,253

1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,021,370

50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/16	No Opt. Call	A2	53,935
2,150	Total Tennessee			2,281,508
	Texas – 8.4%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB	818,730

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A. Remarketed, 5.750%, 4/01/26	No Opt. Call	Baa2	1,513,016

500	Clifton, Texas, Higher Education Finance Corporation, Education Revenue Bonds, Idea Public Schools, Series 2011, 4.800%, 8/15/21	No Opt. Call	BBB+	537,450

675	Clifton, Texas, Higher Education Finance Corporation, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–	687,953

1,500	Frisco Independent School District, Collin and Denton Counties, Texas, General Obligation Bonds, Series 2008A, 6.000%, 8/15/38	No Opt. Call	Aaa	1,862,505

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County, Texas, Water Control and Improvement District 74, Unlimited Tax General Obligation Bonds, Series 2010:
$210	4.550%, 8/01/23	2/18 at 100.00	N/R	$226,292
195	5.000%, 8/01/36	2/18 at 100.00	N/R	208,367
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R	1,631,625

250	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 5.875%, 5/15/21	No Opt. Call	BBB	273,460

1,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	1,138,350

1,265	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/20 – AGM Insured	No Opt. Call	AA–	1,511,764

200	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/19	1/18 at 100.00	A2	239,794

375	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	405,668

1,000	Northside Independent School District, Bexar County, Texas, General Obligation Bonds, Refunding Series 2011A, 1.350%, 6/01/39 (Mandatory put 6/01/14)	No Opt. Call	AAA	1,016,370

1,000	Rockport, Texas, Certificates of Obligation, Series 2007, 5.250%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,123,080

1,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.500%, 8/15/39 – AMBAC Insured	8/12 at 100.00	BBB+	1,512,285

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	2,201,080

1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB	1,099,280
16,320	Total Texas			18,007,069
	Utah – 1.3%

	Utah Infrastructure Agency, Telecommunications & Franchise Tax Revenue , Series 2011A:
500	5.250%, 10/15/33 – AGM Insured	10/21 at 100.00	AA–	559,870
520	5.400%, 10/15/36 – AGM Insured	10/21 at 100.00	AA–	578,713

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–	447,889

95	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R	92,956

110	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–	111,695

750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 17.671%, 6/15/26 – AGM Insured (IF)	6/18 at 100.00	AAA	1,089,120
2,410	Total Utah			2,880,243
	Vermont – 0.0%

100	Burlington, Vermont, Electric System Revenue Refunding Bonds, Series 1996A, 6.250%, 7/01/12 – NPFG Insured	No Opt. Call	BBB	102,310
	Virgin Islands – 1.8%

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/31 – ACA Insured	10/14 at 100.00	BBB+	509,140

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006:
200	5.000%, 10/01/16 – FGIC Insured	No Opt. Call	BBB+	221,562
250	4.000%, 10/01/20 – FGIC Insured	10/16 at 100.00	BBB+	258,455

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	$1,085,690

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,141,940

500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB	546,685
3,450	Total Virgin Islands			3,763,472
	Virginia – 0.5%

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	1,107,072
	Washington – 2.9%

1,700	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds Series 2011A, 5.500%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	AA	2,058,003

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	No Opt. Call	N/R	86,702

600	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.510%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+	744,576

535	Port of Seattle, Washington, General Obligation Bonds, Series 2004C, 5.250%, 11/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AAA	554,346

75	Skagit County Public Hospital District 1 , Washington, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	79,501

750	University of Washington, General Revenue Bonds, Tender Option Bond Tust 3005, 17.900%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	985,994

1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	1,038,949

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
35	6.500%, 6/01/26	6/13 at 100.00	A3	36,547
660	6.625%, 6/01/32	6/13 at 100.00	Baa1	686,729
5,455	Total Washington			6,271,347
	Wisconsin – 2.4%

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010- 3184, 18.081%, 11/15/17 (IF)	No Opt. Call	AA+	673,739

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B:
745	4.000%, 4/01/16	No Opt. Call	N/R	773,801
610	5.000%, 4/01/17	No Opt. Call	N/R	663,545

440	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 18.993%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	594,593

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	BBB+	1,029,259

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,230,869
90	6.000%, 5/01/33	No Opt. Call	AA–	108,544
4,385	Total Wisconsin			5,074,350
	Wyoming – 0.7%

1,000	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.000%, 9/15/26	3/21 at 100.00	A3	1,147,519

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	282,559
1,250	Total Wyoming			1,430,078
$188,997	Total Municipal Bonds (cost $190,815,275)			206,744,051

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	Texas – 0.1%

$200	Williamson County, Texas General Obligation Bonds, Variable Rate Demand Obligations, Refunding Series 2006, 5.000%, 2/15/12 – NPFG Insured	No Opt. Call	AAA	$200,270
	Total Short-Term Investments (cost $200,270)			200,270
	Total Investments (cost $191,015,545) – 96.7%			206,944,321
	Floating Rate Obligations – (0.6)%			(1,335,000)
	Other Assets Less Liabilities – 3.9%			8,411,933
	Net Assets – 100%			$214,021,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

Assets
Investments, at value (cost $191,015,545)	$206,944,321
Cash	6,920,413
Receivables:
From Adviser	17,488
Interest	2,670,755
Investments sold	1,204,998
Shares sold	809,805
Other assets	518
Total assets	218,568,298
Liabilities
Floating rate obligations	1,335,000
Payables:
Investments purchased	2,054,804
Shares redeemed	613,981
Dividends	478,279
Accrued other expenses	64,980
Total liabilities	4,547,044
Net assets	$214,021,254
Shares outstanding	19,681,137
Net asset value per share	$10.87
Net assets consist of:
Capital paid-in	$197,711,759
Undistributed (Over-distribution of) net investment income	32,165
Accumulated net realized gain (loss)	348,554
Net unrealized appreciation (depreciation)	15,928,776
Net assets	$214,021,254
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

Investment Income	$4,840,182
Expenses
Shareholders’ servicing agent fees and expenses	12,210
Interest expense on floating rate obligations	4,689
Custodian’s fees and expenses	25,014
Trustees’ fees and expenses	2,934
Professional Fees	9,351
Shareholders’ reports – printing and mailing expenses	22,277
Federal and state registration fees	19,293
Other expenses	3,920
Total expenses before custodian fee credit and expense reimbursement	99,688
Custodian fee credit	(1,365)
Expense reimbursement	(94,999)
Net expenses	3,324
Net investment income (loss)	4,836,858
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	653,767
Change in net unrealized appreciation (depreciation) of investments	12,186,512
Net realized and unrealized gain (loss)	12,840,279
Net increase (decrease) in net assets from operations	$17,677,137

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$4,836,858	$8,573,452
Net realized gain (loss) from investments	653,767	612,804
Change in net unrealized appreciation (depreciation) of investments	12,186,512	(1,846,343)
Net increase (decrease) in net assets from operations	17,677,137	7,339,913
Distributions to Shareholders
From net investment income	(4,903,920)	(8,564,927)
From accumulated net realized gains	(606,456)	(1,412,226)
Decrease in net assets from distributions to shareholders	(5,510,376)	(9,977,153)
Fund Share Transactions
Proceeds from sale of shares	46,374,656	75,557,758
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,153,580	3,133,335
	48,528,236	78,691,093
Cost of shares redeemed	(20,033,228)	(43,237,254)
Net increase (decrease) in net assets from Fund share transactions	28,495,008	35,453,839
Net increase (decrease) in net assets	40,661,769	32,816,599
Net assets at the beginning of period	173,359,485	140,542,886
Net assets at the end of period	$214,021,254	$173,359,485
Undistributed (Over-distribution of) net investment income at the end of period	$32,165	$99,227

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
2012(g)	$10.22	$.27	$.68	$.95	$(.27)	$(.03)	$(.30)	$10.87	9.48%
2011	10.42	.54	(.11)	.43	(.54)	(.09)	(.63)	10.22	4.38
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42	11.68
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80	5.35
2008	10.12	.49	(.37)	.12	(.46)	—	(.46)	9.78	1.17
2007(f)	10.00	.07	.05	.12	—	—	—	10.12	1.20

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
$214,021	.10	%*	.10	%*	4.96	%*	.01	%*	—	%*	5.06	%*	10%
173,359	.09		.08		5.25		.01		—		5.33		17
140,543	.17		.17		4.89		—		—		5.06		40
92,354	.25		.25		4.87		—		—		5.12		23
49,024	.44		.44		3.97		—		—		4.41		55
5,569	1.26	*	1.26	*	2.67	*	—	*	—	*	3.92	*	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.
(g)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. Nuveen Asset Management, LLC (the “Sub-Adviser”) a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) (high yield), and unrated municipal securities. The Fund will focus on securities with intermediate to longer term maturities. The Fund may invest up to 50% of its net assets in high yield municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or junk bonds. The Fund may invest up to 5% of its net assets in defaulted bonds and up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floating rate securities”). The credit quality of the bonds underlying all leveraged municipal securities will be rated AA/Aa or higher, or, if unrated, judged to be of comparable quality by the Sub-Adviser. The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

30	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,506,673.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2012.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended January 31, 2012, the Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At January 31, 2012, the Fund’s maximum exposure to externally-deposited Recourse Trusts was $15,280,000.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Fund during the six months ended January 31, 2012, were as follows:

Average floating rate obligations outstanding	$1,335,000
Average annual interest rate and fees	0.70%

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

32	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$206,744,051	$—	$206,744,051
Short-Term Investments	—	200,270	—	200,270
Total	$—	$206,944,321	$—	$206,944,321

During the six months ended January 31, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold	4,410,917	$46,374,656	7,482,587	$75,557,758
Shares issued to shareholders due to reinvestment of distributions	204,550	2,153,580	310,095	3,133,335
Shares redeemed	(1,902,926)	(20,033,228)	(4,308,352)	(43,237,254)
Net increase (decrease)	2,712,541	$28,495,008	3,484,330	$35,453,839

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended January 31, 2012, aggregated $41,457,136 and $19,279,472, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$189,467,067
Gross unrealized:
Appreciation	$16,394,826
Depreciation	(252,577)
Net unrealized appreciation (depreciation) of investments	$16,142,249

Permanent differences, primarily due to taxable market discount and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s last tax year-end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(5,853)
Accumulated net realized gain (loss)	5,853

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income*	$694,479
Undistributed net ordinary income**	83,277
Undistributed net long-term capital gains	231,327
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2011 through July 31, 2011, and paid on August 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$8,237,720
Distributions from net ordinary income**	330,031
Distributions from net long-term capital gains	1,125,176
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At January 31, 2012, Nuveen owned 10,000 shares of the Fund.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

34	Nuveen Investments

Notes

Nuveen Investments	35

Notes

36	Nuveen Investments

Notes

Nuveen Investments	37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Capital 7-Year Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For the Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

38	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	39

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates — Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MAPS-0112P

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

For investors seeking attractive monthly income potential.

Semi-Annual Report

January 31, 2012

Fund Name	Ticker Symbol
Enhanced Multi-Strategy Income Managed Accounts Portfolio	NEMPX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Timothy Palmer, CFA, serves as manager for the Portfolio. Here Tim, who has more than 25 years of industry experience, discusses the investment strategies and the performance of the Portfolio for the six-month period ended January 31, 2012.

How did the Portfolio perform during the six-month period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class I Share total returns for the Portfolio for the six-month, one-year and since inception periods ended January 31, 2012. The Portfolio’s Class I Share total return underperformed the Barclays Capital Credit/Mortgage Index for the six-month period ended January 31, 2012. A more detailed account of the Portfolio’s performance is provided later in this report.

What strategies were used to manage the Portfolio during the reporting period? How did these strategies influence performance?

Under normal circumstances, the Portfolio will invest at least 80% of its assets in fixed- income securities, including U.S. Treasury and agency bonds, asset backed securities, U.S. agency mortgage backed securities, commercial mortgage backed securities, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures, options, interest rate derivatives, currency forwards, total return swaps, credit default swaps, and other short-term securities or instruments.

In managing the Portfolio, we seek to maximize risk-adjusted total return through active management of sector rotation, issue selection and yield curve positioning. We employ a sector team-based process to identify and implement investment opportunities based on rigorous analysis of fixed income markets. The Portfolio invests broadly across sectors, including traditional investment grade bonds, high yield securities, and foreign currencies and bonds.

Heading into the period, we positioned the Portfolio for an ongoing economic expansion as second quarter 2011 corporate earnings were strong, credit metrics across the

Nuveen Investments	5

investment grade and high-yield sectors remained fundamentally supportive, and capital, liquidity and credit trends at financial institutions continued to be constructive. However, fixed income markets experienced a massive flight to quality in August and September, driven by a lack of a credible solution to the European debt crisis, months of Congressional debate about the U.S. debt ceiling and fears of slowing economic growth. U.S. Treasuries rallied and rates plummeted as the market priced in weaker growth and future policy responses. With this backdrop, non-government fixed-income securities endured their worst three-month performance in the third quarter of 2011 since the liquidity crisis of late 2008. High yield and investment grade corporate securities significantly underperformed U.S. Treasuries with financials performing particularly poorly amid the stresses in Europe. In this so-called “risk off” environment, the Portfolio underperformed, particularly due to our overweight position in investment grade corporate securities, with specific emphasis on financials and lower rated, high grade holdings. The Portfolio’s substantial overweight in high yield corporate securities was also detrimental. Additionally, our overweight in foreign bonds and currencies did not prove fruitful in the risk averse environment, despite the strong growth fundamentals, compelling yields and attractive credit profiles of select overseas markets.

In the second half of the reporting period, a combination of improved economic indicators and stabilization in Europe caused a strong rally in the equity markets, paving the way for a contraction in fixed income risk premiums. Fixed income risk assets — particularly high yield corporate securities, but also emerging market (EM) debt and commercial mortgage-backed securities (CMBS) — outpaced U.S. Treasuries by significant margins. In a significant reversal from the previous few months, the Portfolio benefited from its overweight in investment grade corporate securities, particularly the previously noted emphasis on lower rated, investment grade financial sector holdings. An overweight in high yield securities and CMBS also added to results as these asset classes were the top two performers. In addition, foreign currency exposure in some of the strongest performing countries such as Canada and Australia proved beneficial. This environment helped the Portfolio recover some of the underperformance experienced during third quarter’s global market sell off. These sector-driven impacts on portfolio performance were the most significant drivers of return during the period. Interest rate positioning in the portfolio added to return, but was not as significant a driver of relative performance.

We maintained the Portfolio’s overall positioning for an improving economic environment throughout the period. Our ongoing fundamental research conclusions supported our conviction that the turmoil early in the period reflected a short term market overreaction and liquidity withdrawal, rather than a fundamental deterioration in the economic prospects of the positions in the Portfolio. As a result, turnover was relatively low and activity in the Portfolio centered on maintaining key positioning and themes. We continued to evaluate the Portfolio with respect to individual credit and country/currency selection.

We are encouraged by recent improvements in U.S. economic data and expect global growth to remain on track, supporting risk appetite and valuations in financial markets. While there is no near-term fix for the European debt and banking crisis, ongoing fiscal

6	Nuveen Investments

efforts and the provision of substantial liquidity to the banking system may provide a supporting framework that could gradually reduce financial crisis “tail risk” premiums in the market. The markets are likely to increasingly shift their focus toward strong corporate fundamentals and the improved global economic environment. As a result, even though continued market volatility is likely, we expect credit and other non-government sectors of the market to outperform over reasonable investment horizons.

With this outlook in mind, we continue to overweight investment-grade and high-yield corporate bonds as well as structured assets such as asset-backed securities and CMBS. We also remain constructive on select growth-oriented, higher yielding foreign currencies and bonds and see value in emerging market debt. Despite near-term uncertainty and volatility, we believe investors are best served by focusing on the long-term benefits of owning fundamentally sound assets at attractive valuations. As markets stabilize and focus shifts away from global shocks and high asset correlation, we believe individual credit, industry and country/currency selection will exhibit a greater impact on investment performance. In a slow growth global environment, the rising tide will not necessarily lift all boats, so we believe security selection and flexibility will be key.

Despite the historically low interest rates, we will continue to maintain the Portfolio’s duration positioning near that of its benchmark index, given the Federal Reserve’s ongoing provision of substantial liquidity and low inflationary pressures. Our longer-term bias is for moderately higher rates, but future positioning will be dependent on market risk appetite, valuations and the unfolding paths of global growth and policy.

We also invested in various derivative instruments over the course of the period. We invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield default swap indexes. These positions had a positive effect on performance in the period as credit strengthened, and these positions were significant in size relative to the total value of the portfolio. We also invested in interest rate swap contracts in a variety of currencies, with maturities ranging from three to ten years, some positioned to benefit if rates rise, others positioned to benefit if rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations.

We invested in forward foreign currency exchange contracts in a variety of currencies, with settlements ranging from one to three months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the U.S. dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations.

During the period, we also invested in U.S Treasury futures to manage the interest rate risk in the Portfolio. We exited out of these positions prior to the close of the reporting period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk, market risk, call risk, income risk, and interest rate risk.

Nuveen Investments	7

As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high-yield securities involve liquidity risks and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage- backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

This Fund is a specialized portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund shares have no sales charge. Fund returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class I Shares	4.48%	9.11%	12.86%
Barclays Capital Credit/Mortgage Index***	5.11%	5.02%	7.18%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class I Shares	2.10%	5.05%	12.14%

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratio	Net Expense Ratio
Class I Shares	2.25%	0.00%

The Adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 12/27/07.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	9

Yields (Unaudited) as of January 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class I Shares	6.63%	5.78%

10	Nuveen Investments

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Credit Quality1

Portfolio Allocation[2]
Corporate Bonds	44.1%
Mortgage-Backed Securities	32.3%
Short-Term Investments	17.7%
Capital Preferred Securities	3.1%
Taxable Municipal Bonds	1.2%
U.S. Government and Agency Obligations	1.1%
Sovereign Debt	0.3%
$25 Par (or similar) Preferred Securities	0.2%

Corporate Debt: Industries[3]
Diversified Financial Services	19.6%
Capital Markets	10.8%
Media	10.3%
Metals & Mining	10.2%
Oil, Gas & Consumable Fuels	7.4%
Diversified Telecommunication Services	7.3%
Insurance	5.2%
Tobacco	3.1%
Chemicals	2.9%
Commercial Banks	2.3%
Consumer Finance	2.1%
Other	18.8%

1	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives) as of January 31, 2012. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of January 31, 2012. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculate to less than 2.1% of total corporate debt holdings. Holdings are subject to change.

Nuveen Investments	11

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,044.80	$1,025.14
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six month period.

12	Nuveen Investments

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio

January 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 55.0%

	Aerospace & Defense – 0.6%

$25	DynCorp International Inc.	10.375%	7/01/17	B2	$22,063

10	Raytheon Company	4.400%	2/15/20	A–	11,027
35	Total Aerospace & Defense				33,090
	Airlines – 0.4%

25	Air Canada, 144A	12.000%	2/01/16	B–	21,875
	Auto Components – 0.5%

25	Dana Holding Corporation	6.500%	2/15/19	BB–	26,594
	Beverages – 1.0%

30	Anheuser Busch InBev	8.200%	1/15/39	A–	47,166

5	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	5,297
35	Total Beverages				52,463
	Biotechnology – 0.3%

15	STHI Holding Corporation, 144A	8.000%	3/15/18	B	15,919
	Capital Markets – 6.0%

20	Bank of New York Mellon	4.300%	5/15/14	Aa2	21,519

95	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	101,242

120	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	126,821

45	Morgan Stanley	5.625%	9/23/19	A2	44,779

15	Morgan Stanley	5.500%	7/28/21	A2	14,832

15	State Street Corporation	4.956%	3/15/18	A3	15,747
310	Total Capital Markets				324,940
	Chemicals – 1.6%

20	CF Industries Inc.	6.875%	5/01/18	BB+	23,200

20	Dow Chemical Company	4.250%	11/15/20	BBB	21,353

10	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	10,713

5	Praxair, Inc.	4.500%	8/15/19	A	5,755

25	Rhodia SA, 144A	6.875%	9/15/20	BBB+	27,500
80	Total Chemicals				88,521
	Commercial Banks – 1.3%

25	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	25,125

40	HSBC Holdings PLC	6.800%	6/01/38	A1	44,893
65	Total Commercial Banks				70,018
	Consumer Finance – 1.1%

35	American Express Credit Corporation	7.300%	8/20/13	A2	38,105

20	Capital One Bank	8.800%	7/15/19	Baa1	24,188
55	Total Consumer Finance				62,293
	Containers & Packaging – 0.1%

5	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	4,900
	Diversified Financial Services – 10.7%

10	Bak of America Corporation	3.750%	7/12/16	A–	9,847

155	Bak of America Corporation	5.875%	1/05/21	A–	159,223

50	Citigroup Inc.	6.125%	11/21/17	A–	55,011

105	Citigroup Inc.	5.375%	8/09/20	A–	111,181

40	Citigroup Inc.	6.875%	3/05/38	A–	47,010

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)

$30	General Electric Capital Corporation	5.300%	2/11/21	AA	$32,635

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	31,031

75	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	85,030

55	JP Morgan Chase & Company	4.250%	10/15/20	Aa3	55,983
545	Total Diversified Financial Services				586,951
	Diversified Telecommunication Services – 4.0%

35	AT&T, Inc.	6.800%	5/15/36	A2	44,438

15	France Telecom	5.375%	7/08/19	A–	16,718

27	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	27,529

50	Telecom Italia Capital	5.250%	10/01/15	BBB	48,313

25	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	25,831

45	Verizon Communications	6.250%	4/01/37	A–	54,770
197	Total Diversified Telecommunication Services				217,599
	Electric Utilities – 0.3%

15	FirstEnergy Solutions Corporation	6.050%	8/15/21	BBB–	17,030
	Energy Equipment & Services – 0.4%

5	Nabors Industries Inc.	9.250%	1/15/19	BBB	6,317

15	Weatherford International Limited	7.000%	3/15/38	BBB	17,746
20	Total Energy Equipment & Services				24,063
	Food & Staples Retailing – 1.0%

20	CVS Caremark Corporation	3.250%	5/18/15	BBB+	21,221

10	Safeway Inc.	6.250%	3/15/14	BBB	11,042

25	Supervalu Inc.	7.500%	11/15/14	B	25,469
55	Total Food & Staples Retailing				57,732
	Food Products – 0.1%

5	Kraft Foods Inc.	6.125%	2/01/18	Baa2	5,972
	Gas Utilities – 0.1%

5	Ferrellgas LP	6.500%	5/01/21	Ba3	4,325
	Health Care Providers & Services – 0.5%

20	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	27,356
	Household Durables – 0.2%

15	MDC Holdings Inc.	5.625%	2/01/20	Baa3	13,880
	Independent Power Producers & Energy Traders – 1.0%

25	Calpine Corporation, 144A	7.875%	7/31/20	BB–	26,938

25	NRG Energy Inc.	7.375%	1/15/17	BB–	25,844
50	Total Independent Power Producers & Energy Traders				52,782
	Industrial Conglomerates – 0.4%

20	Offshore Group Investment Limited	11.500%	8/01/15	B–	22,150
	Insurance – 2.9%

25	Berkshire Hathaway Finance Corporation	5.400%	5/15/18	AA+	29,830

20	Genworth Financial Inc.	6.515%	5/22/18	BBB	19,718

40	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	42,265

15	MetLife Inc.	7.717%	2/15/19	A–	18,995

20	Prudential Financial Inc.	7.375%	6/15/19	A	24,334

20	Prudential Financial Inc.	5.900%	3/17/36	A	21,226
140	Total Insurance				156,368

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Media – 5.7%

$20	Comcast Corporation	6.400%	5/15/38	BBB+	$24,371

10	Cox Communications, Inc	5.500%	10/01/15	BBB	11,363

35	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	38,666

50	News America Holdings Inc.	6.150%	2/15/41	BBB+	59,714

55	Time Warner Cable Inc.	6.550%	5/01/37	BBB	63,155

30	Time Warner Inc.	4.875%	3/15/20	BBB	33,511

40	Viacom Inc.	6.875%	4/30/36	BBB+	52,434

25	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	26,781
265	Total Media				309,995
	Metals & Mining – 5.6%

25	Alcoa Inc.	5.400%	4/15/21	BBB–	26,247

25	ArcelorMittal	7.000%	10/15/39	BBB–	25,057

50	Newmont Mining Corporation	6.250%	10/01/39	BBB+	60,945

25	Patriot Coal Corporation	8.250%	4/30/18	B+	23,250

15	Southern Copper Corporation	7.500%	7/27/35	BBB	17,070

25	Teck Resources Limited	6.125%	10/01/35	BBB	28,459

25	Teck Resources Limited	6.250%	7/15/41	BBB	29,400

25	United States Steel Corporation	6.050%	6/01/17	BB	24,750

40	Vale Overseas Limited	6.875%	11/10/39	A–	47,393

25	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	22,250
280	Total Metals & Mining				304,821
	Multiline Retail – 0.8%

35	Target Corporation	5.375%	5/01/17	A+	41,560
	Oil, Gas & Consumable Fuels – 4.1%

10	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	11,114

55	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	64,810

10	Chevron Corporation	3.950%	3/03/14	Aa1	10,699

20	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	22,348

25	Plains All American Pipeline L.P	5.750%	1/15/20	BBB–	28,679

25	SM Energy Company	6.625%	2/15/19	BB	26,250

25	SunCor Energy Inc.	6.100%	6/01/18	BBB+	30,300

25	Western Refining Inc.	11.250%	6/15/17	B+	28,250
195	Total Oil, Gas & Consumable Fuels				222,450
	Paper & Forest Products – 0.6%

25	International Paper Company	8.700%	6/15/38	BBB	34,902
	Pharmaceuticals – 0.5%

25	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	25,594
	Real Estate Investment Trust – 0.5%

25	Prologis Inc.	6.875%	3/15/20	Baa2	28,716
	Specialty Retail – 0.4%

25	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	20,875
	Thrifts & Mortgage Finance – 0.6%

30	WEA Finance LLC, 144A	4.625%	5/10/21	A2	31,666

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Tobacco – 1.7%

$15	Altria Group Inc.	4.750%	5/05/21	Baa1	$16,590

50	Altria Group Inc.	9.950%	11/10/38	Baa1	77,358
65	Total Tobacco				93,948
$2,707	Total Corporate Bonds (cost $2,803,435)				3,001,348

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 3.9%

	Commercial Banks – 0.9%

55	Wachovia Capital Trust III	5.570%	3/15/42	BBB+	$48,608
	Consumer Finance – 0.7%

40	Capital One Capital III Corporation	7.686%	8/01/66	Baa3	40,400
	Diversified Financial Services – 1.5%

80	JP Morgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	80,457
	Insurance – 0.8%

50	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	43,500
	Total Capital Preferred Securities (cost $218,801)				212,965

Principal Amount (000)/ Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.3%

	Commercial Banks – 0.3%

20 EUR	Barclays Bank PLC	4.750%		BBB	$14,912
	Total $25 Par (or similar) Preferred Securities (cost $22,006)				14,912

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	MORTGAGE-BACKED SECURITIES – 40.3%

	Residential – 40.3%

$418	Federal National Mortgage Association Pool 929182	5.000%	3/01/38	AAA	$452,152

69	Federal National Mortgage Association Pool 946228	6.158%	9/01/37	AAA	75,076

196	Federal National Mortgage Association Pool 984834	5.000%	7/01/38	AAA	211,704

170	Federal National Mortgage Association Pool MDR (WI/DD)	4.000%	TBA	AAA	179,695

200	Federal National Mortgage Association Pool (WI/DD)	4.500%	TBA	AAA	213,719

985	Federal National Mortgage Association Pool MDR (WI/DD)	5.500%	TBA	AAA	1,070,572
$2,038	Total Mortgage-Backed Securities (cost $2,130,157)				2,202,918

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 1.5%

	Illinois – 1.5%
$75	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$82,842
$75	Total Taxable Municipal Bonds (cost $75,000)				82,842

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.4%

$125	United States of America Treasury Securities, STRIPS (P/O)	0.000%	5/15/30	AAA	$75,016
$125	Total U.S. Government and Agency Obligations (cost $53,366)				75,016

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.3%

	Peru – 0.3%

$15	Republic of Peru	6.550%	3/14/37	BBB	$18,862
	Total Sovereign Debt (cost $16,782)				18,862

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 22.1%

$1,206	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $1,206,358, collateralized by $1,090,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $1,234,871		0.010%	2/01/12	$1,206,358
	Total Short-Term Investments (cost $1,206,358)				1,206,358
	Total Investments (cost $6,525,905) – 124.8%				6,815,221
	Other Assets Less Liabilities – (24.8)% (5)				(1,354,644)
	Net Assets – 100%				$5,460,577

Investments in Derivatives at January 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Japanese Yen	9,000,000	U.S. Dollar	115,900	2/21/12	$(2,203)
Bank of America	Swiss Franc	85,000	U.S. Dollar	92,651	2/08/12	303
Bank of America	U.S. Dollar	99,132	Australian Dollar	100,000	2/21/12	6,807
Citibank	Euro	60,000	U.S. Dollar	78,307	2/21/12	(179)
Citibank	U.S. Dollar	207,922	Canadian Dollar	215,000	2/21/12	6,400
Citibank	U.S. Dollar	60,536	New Zealand Dollar	80,000	2/08/12	5,489
Citibank	U.S. Dollar	54,292	South Korean Won	63,000,000	2/13/12	1,740
JPMorgan Chase	U.S. Dollar	21,326	South African Rand	180,000	2/21/12	1,623
Morgan Stanley	U.S. Dollar	36,083	Mexican Peso	500,000	2/21/12	2,215
						$22,195

Interest Rate Swaps outstanding:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	2,200,000	ZAR	Pay	3-Month JIBAR	7.655%	Quarterly	1/07/21	$7,555	$7,555
RBC	250,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	31,134	31,288
									$38,843
*Annualized.

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2012

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (6)	Notional Amount (U.S. Dollars)	Fixed Rate	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	DJ High Yield CDX	Sell	5.67%	$588,000	5.000%	12/20/16	$(12,268)	$60,864
JPMorgan Chase	DJ Investment Grade CDX	Sell	1.01	2,250,000	1.000	12/20/16	1,792	54,590
								$115,454

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at January 31, 2012.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MDR	Denotes investment is subject to dollar roll transactions.

P/O	Principal only security.

EUR	Euro

NZD	New Zealand Dollar

ZAR	South Africa Rand

JIBAR	Johannesburg Inter-Bank Agreed Rate

NZD-BBR	New Zealand Dollar-Bank Bill Rate

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

Assets
Long-term investments, at value (cost $5,319,547)	$5,608,863
Short-term investments (at cost, which approximates value)	1,206,358
Cash	985
Cash denominated in foreign currencies (cost $5,319,547)	69,326
Unrealized appreciation on:
Credit default swaps	115,454
Forward foreign currency exchange contracts	24,577
Interest rate swaps	38,843
Receivables:
Due from broker (net of amounts deemed uncollectable of $11,520)	1,093
From Adviser	18,629
Interest	58,063
Other assets	30
Total assets	7,142,221
Liabilities
Unrealized deprecation on forward foreign currency exchange contracts	2,382
Credit default swaps premiums received	125,930
Interest rate swaps premiums received	154
Payables:
Dividends	30,155
Investments purchased	1,461,323
Accrued other expenses	61,700
Total liabilities	1,681,644
Net assets	$5,460,577
Shares outstanding	527,231
Net asset value per share	$10.36
Net assets consist of:
Capital paid-in	$5,254,768
Undistributed (Over-distribution of) net investment income	(42,679)
Accumulated net realized gain (loss)	(216,502)
Net unrealized appreciation (depreciation)	464,990
Net assets	$5,460,577
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

Investment Income	$140,443
Expenses
Shareholders’ servicing agent fees and expenses	273
Custodian’s fees and expenses	21,579
Trustees’ fees and expenses	86
Professional fees	18,201
Shareholders’ reports – printing and mailing expenses	23,191
Federal and state registration fees	8,407
Other expenses	3,116
Total expenses before expense reimbursement	74,853
Expense reimbursement	(74,853)
Net expenses	—
Net investment income (loss)	140,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	37,823
Forward foreign currency exchange contracts	(30,516)
Futures contracts	(20,996)
Swaps	(140,614)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	38,005
Forward foreign currency exchange contracts	27,118
Futures contracts	4,467
Swaps	174,025
Net realized and unrealized gain (loss)	89,312
Net increase (decrease) in net assets from operations	$229,755

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$140,443	$337,163
Net realized gain (loss) from:
Investments and foreign currency	37,823	191,353
Forward foreign currency exchange contracts	(30,516)	32,620
Futures contracts	(20,996)	(18,959)
Options written	—	(706)
Swaps	(140,614)	136,335
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	38,005	(122,678)
Forward foreign currency exchange contracts	27,118	(20,662)
Futures contracts	4,467	(34,914)
Swaps	174,025	(77,330)
Net increase (decrease) in net assets from operations	229,755	422,222
Distributions to Shareholders
From net investment income	(183,109)	(419,263)
From accumulated net realized gains	(272,920)	(521,989)
Decrease in net assets from distributions to shareholders	(456,029)	(941,252)
Fund Share Transactions
Proceeds from sale of shares	22,192	43,964
Cost of shares redeemed	—	(196,452)
Net increase (decrease) in net assets from Fund share transactions	22,192	(152,488)
Net increase (decrease) in net assets	(204,082)	(671,518)
Net assets at the beginning of period	5,664,659	6,336,177
Net assets at the end of period	$5,460,577	$5,664,659
Undistributed (Over-distribution of) net investment income at the end of period	$(42,679)	$(13)

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
2012(g)	$10.79	$.27	$.17	$.44	$(.35)	$(.52)	$(.87)	$10.36	4.48%
2011	11.75	.64	.16	.80	(.79)	(.97)	(1.76)	10.79	7.44
2010	10.56	.71	1.42	2.13	(.94)	—	(.94)	11.75	20.88
2009	9.81	1.08	.72	1.80	(.85)	(.20)	(1.05)	10.56	20.12
2008(f)	10.00	.29	(.21)	.08	(.27)	—	(.27)	9.81	.74

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)
$5,461	2.73	%*	2.39	%*	—	%*	5.12	%*	18%
5,665	2.25		3.43		—		5.68		137
6,336	2.60		3.75		—		6.34		169
5,711	3.04		8.11		—		11.15		439
5,262	1.16	*	3.60	*	—	**	4.75	*	120

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions, where applicable.
(f)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.
(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Annualized expense ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Enhanced Multi-Strategy Income Managed Accounts Portfolio (“Enhanced Multi-Strategy Income”) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is total return, with current income as a secondary objective. Under normal conditions, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures contracts, options, interest rate derivatives, currency forwards, total return swaps, credit default swaps, and other short-term securities. In addition, the Fund may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

In investing in non-U.S. dollar instruments, Nuveen Asset Management, LLC (the “Sub-Adviser”) a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments.

The Fund may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the Sub-Adviser to be of equivalent quality. Such securities are commonly referred to as “high-yield” securities or “junk bonds”, which includes U.S. and non-U.S. high yield corporate bonds and securities. The Fund may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets. These limits apply only at the time of any specific new investments.

The Sub-Adviser expects the average credit quality of the Fund to be rated between A and AA. Under normal market conditions, the Sub-Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Fund may use a variety of investment techniques to seek to hedge or help protect against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate swap transactions, futures contracts, options on futures and non-U.S. exchange transactions on a cash or forward basis, and credit default swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or

24	Nuveen Investments

exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,461,323.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and is recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written,” respectively, on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of

26	Nuveen Investments

decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended January 31, 2012, the Fund was invested in forward foreign currency exchange contracts in a variety of currencies, with settlements ranging from one to three months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the U.S. dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations.

The average number of forward foreign currency exchange contracts outstanding during the six months ended January 31, 2012, was as follows:

Average number of forward foreign currency exchange contracts outstanding*	11
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended January 31, 2012, the Fund was invested in two-month U.S. Treasury note and bond futures contracts designed to benefit if interest rates at the ten year point of the yield curve rose more than rates at the two and thirty year points.

The average number of futures contracts outstanding during the six months ended January 31, 2012, was as follows:

Average number of futures contracts outstanding*	2
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures contracts, swaps or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the six months ended January 31, 2012, the Fund did not purchase or write any options and/or swaptions.

Swap Contracts

The Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Fund’s portfolio of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Fund accrues daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the reporting period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains and losses recognized upon the termination of a interest rate swap contract and are equal to the difference between the Fund’s basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended January 31, 2012, the Fund was invested in interest rate swap contracts in a variety of currencies, with maturities ranging from three to ten years, some positioned to benefit if rates rise, others positioned to benefit if rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations.

The average number of interest rate swap contracts outstanding during the six months ended January 31, 2012, was as follows:

Average number of interest rate swap contracts outstanding*	4
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of

28	Nuveen Investments

“Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended January 31, 2012, the Fund was invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indices. This had a positive effect on performance in the period as credit strengthened and these positions were significant in size relative to the total value of the portfolio.

The average notional amount of credit default swap contracts outstanding during the six months ended January 31, 2012, was as follows:

Average notional amount of credit default swap contracts outstanding*	$3,079,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$3,001,348	$—	$3,001,348
Capital Preferred Securities	—	212,965	—	212,965
$25 Par (or similar) Preferred Securities	—	14,912	—	14,912
Mortgage-Backed Securities	—	2,202,918	—	2,202,918
Taxable Municipal Bonds	—	82,842	—	82,842
U.S. Government and Agency Obligations	—	75,016	—	75,016
Sovereign Debt	—	18,862	—	18,862
Short-Term Investments	—	1,206,358	—	1,206,358
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	22,195	—	22,195
Interest Rate Swaps*	—	38,843	—	38,843
Credit Default Swaps*	—	115,454	—	115,454
	$—	$6,991,713	$—	$6,991,713
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the six months ended January 31, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of January 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$24,577	Unrealized depreciation on forward foreign currency exchange contracts	$2,382
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	38,843	Unrealized depreciation on interest rate swaps*	—
Credit	Swaps	Unrealized appreciation on credit default swaps*	115,454	Unrealized depreciation on credit default swaps*	—
Total			$178,874		$2,382
*	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross unrealized appreciation (depreciation) presented above.

30	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(30,516)

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$(20,996)

Net Realized Gain (Loss) from Swaps
Risk Exposure
Interest Rate	$(39,943)
Credit	(100,671)
Total	$(140,614)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$27,118

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$4,467

Change in Net Unrealized Appreciation (Depreciation) of Swaps
Risk Exposure
Interest Rate	$ 52,062
Credit	121,963
Total	$174,025

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold	2,190	$22,192	4,020	$43,964
Shares redeemed	—	—	(18,162)	(196,452)
Net increase (decrease)	2,190	$22,192	(14,142)	$(152,488)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended January 31, 2012, were as follows:

Purchases:
Investment securities	$1,058,146
U.S. Government and agency obligations	—
Sales and maturities:
Investment securities	1,063,050
U.S. Government and agency obligations	48,555

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, amortization of premium and timing and character differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$6,596,552
Gross unrealized:
Appreciation	328,987
Depreciation	(110,318)
Net unrealized appreciation (depreciation) of investments	$218,669

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s last tax year end, as follows:

Capital paid-in	$(1,764)
Undistributed (Over–distribution of) net investment income	95,163
Accumulated net realized gain (loss)	(93,399)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$114,558
Undistributed net long-term capital gains	200,059
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2011 through July 31, 2011 and paid on August 1, 2011. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$615,960
Distributions from net long-term capital gains	322,950
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Adviser and Sub-Adviser do not charge any investment advisory or administrative fees directly to the Fund. The Adviser has also agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). The Adviser and Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.

At January 31, 2012, Nuveen owned all shares of the Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Asset-backed securities (ABS): Securities whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pools of underlying assets can include credit cards, auto loans, mortgages, aircraft leases, royalty payments, among others.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Capital Credit/Mortgage Index: A market-weighted blend of the Barclays Capital U.S. Credit Index and the Barclays Capital MBS Index. The Barclays Capital U.S. Credit Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The Barclays Capital Mortgage-backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays Capital U.S. Aggregate Bond Index. The index is composed of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Commercial Mortgage-Backed Securities (CMBS): Asset-backed securities that represents a claim on the cash flows from pools of mortgages on commercial properties.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

34	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates — Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-EIMAP-0112P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 5, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 5, 2012